Exhibit 99.1

JOINT FILING AGREEMENT
PURSUANT TO RULE 13D-1(K)(1)

The undersigned acknowledge and agree that the foregoing statement on Schedule 13G is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13G shall be filed on behalf of each of the undersigned without the necessity of filing an additional joint filing agreement.  The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning the undersigned contained therein but shall not be responsible for the completeness and accuracy of the information concerning the others, except to the extent that it or he knows or has reason to believe that such information is inaccurate.  This joint filing agreement may be executed in any number of counterparts and all of such counterparts taken together shall constitute one and the same instrument.

Dated: February 7, 2020

WP AVLR HOLDCO LLC

By:	/s/ Robert B. Knauss
Name:	Robert B. Knauss
Title:	Vice President and Secretary

WPXI FINANCE, LP

By:	WPXI GP, L.P., its managing general partner
By:	Warburg Pincus Private Equity XI, L.P., its general partner
By:	Warburg Pincus XI, L.P., its general partner
By:	WP Global LLC, its general partner
By:	Warburg Pincus Partners II, L.P., its managing member
By:	Warburg Pincus Partners GP LLC, its general partner
By:	Warburg Pincus & Co., its managing member

By:	/s/ Robert B. Knauss
Name:	Robert B. Knauss
Title:	Partner

WPXI GP, L.P.

By:	Warburg Pincus Private Equity XI, L.P., its general partner
By:	Warburg Pincus XI, L.P., its general partner
By:	WP Global LLC, its general partner
By:	Warburg Pincus Partners II, L.P., its managing member
By:	Warburg Pincus Partners GP LLC, its general partner
By:	Warburg Pincus & Co., its managing member

By:	/s/ Robert B. Knauss
Name:	Robert B. Knauss
Title:	Partner

WARBURG PINCUS PRIVATE EQUITY XI, L.P.

By:	Warburg Pincus XI, L.P., its general partner
By:	WP Global LLC, its general partner
By:	Warburg Pincus Partners II, L.P., its managing member
By:	Warburg Pincus Partners GP LLC, its general partner
By:	Warburg Pincus & Co., its managing member

By:	/s/ Robert B. Knauss
Name:	Robert B. Knauss
Title:	Partner

WARBURG PINCUS XI PARTNERS, L.P.

By:	Warburg Pincus XI, L.P., its general partner
By:	WP Global LLC, its general partner
By:	Warburg Pincus Partners II, L.P., its managing member
By:	Warburg Pincus Partners GP LLC, its general partner
By:	Warburg Pincus & Co., its managing member

By:	/s/ Robert B. Knauss
Name:	Robert B. Knauss
Title:	Partner

WARBURG PINCUS XI, L.P.

By:	WP Global LLC, its general partner
By:	Warburg Pincus Partners II, L.P., its managing member
By:	Warburg Pincus Partners GP LLC, its general partner
By:	Warburg Pincus & Co., its managing member

By:	/s/ Robert B. Knauss
Name:	Robert B. Knauss
Title:	Partner

WP GLOBAL LLC

By:	Warburg Pincus Partners II, L.P., its managing member
By:	Warburg Pincus Partners GP LLC, its general partner
By:	Warburg Pincus & Co., its managing member

By:	/s/ Robert B. Knauss
Name:	Robert B. Knauss
Title:	Partner

WARBURG PINCUS PARTNERS II, L.P.

By:	Warburg Pincus Partners GP LLC, its general partner
By:	Warburg Pincus & Co., its managing member

By:	/s/ Robert B. Knauss
Name:	Robert B. Knauss
Title:	Partner

WARBURG PINCUS PARTNERS GP LLC

By:	Warburg Pincus & Co., its managing member

By:	/s/ Robert B. Knauss
Name:	Robert B. Knauss
Title:	Partner

WARBURG PINCUS & CO.

By:	/s/ Robert B. Knauss
Name:	Robert B. Knauss
Title:	Partner

WARBURG PINCUS LLC

By:	/s/ Robert B. Knauss
Name:	Robert B. Knauss
Title:	Managing Director

CHARLES R. KAYE

By:	/s/ Robert B. Knauss
Name:	Robert B. Knauss, Attorney-in-fact*

JOSEPH P. LANDY

By:	/s/ Robert B. Knauss
Name:	Robert B. Knauss, Attorney-in-fact*

*The Power of Attorney given by each of Mr. Kaye and Mr. Landy was previously filed with the U.S. Securities and Exchange Commission on June 14, 2018 as an exhibit to a Form 3 filed by Warburg Pincus & Co. with respect to Avalara, Inc. and is hereby incorporated by reference.